UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2024
Crown Electrokinetics Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1110 NE Circle Blvd.
Corvallis, Oregon 97330
(Address of principal executive offices and zip code)
(213) 660-4250
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Series A Preferred Stock

On May 16, 2024, Crown Electrokinetics Corp. (the “Company”) executed a Second Amended and Restated Certificate of Designations, Preferences and Rights of its Series A Preferred Stock (as amended and restated, the “Series A COD”) following approval of the Company’s Board of Directors and the requisite number of holders of the Series A Preferred Stock. On May 22, 2024, the Company filed the Series A COD with the Secretary of State of the State of Delaware.

The Series A COD was amended as follows:

•Holders of the Company’s Series A Preferred Stock are only entitled to receive a dividend on shares of Series A Preferred Stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) when, as and if such dividends are paid on shares of the Company’s Common Stock. All other rights to a dividend were eliminated.

•The conversion price of the Series A Preferred Stock was reduced to $0.0462, subject to adjustment.

The terms of the Series A Preferred Stock were otherwise unchanged.

Series B Preferred Stock

On May 16, 2024, the Company executed a Second Amended and Restated Certificate of Designations, Preferences and Rights of its Series B Preferred Stock (as amended and restated, the “Series B COD”) following approval of the Company’s Board of Directors and the requisite number of holders of the Series B Preferred Stock. On May 22, 2024, the Company filed the Series B COD with the Secretary of State of the State of Delaware.

The Series B COD was amended as follows:

•Holders of the Company’s Series B Preferred Stock are only entitled to receive a dividend on shares of Series B Preferred Stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Company’s Common Stock. All other rights to a dividend were eliminated.

•The conversion price of the Series B Preferred Stock was reduced to $0.0462, subject to adjustment.

The terms of the Series B Preferred Stock were otherwise unchanged.

Series C Preferred Stock

On May 16, 2024, the Company executed an Amended and Restated Certificate of Designations, Preferences and Rights of its Series C Preferred Stock (as amended and restated, the “Series C COD”) following approval of the Company’s Board of Directors and the requisite number of holders of the Series C Preferred Stock. On May 22, 2024, the Company filed the Series C COD with the Secretary of State of the State of Delaware.

The Series C COD was amended as follows:

•Holders of the Company’s Series C Preferred Stock are only entitled to receive a dividend on shares of Series C Preferred Stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Company’s Common Stock. All other rights to a dividend were eliminated.

•The conversion price of the Series C Preferred Stock was reduced to $0.0462, subject to adjustment.

The terms of the Series C Preferred Stock were otherwise unchanged.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
3.1
Second Amended and Restated Certificate of Designations, Preferences and Rights of Series A Preferred Stock of Crown Electrokinetics Corp., as filed with the Secretary of State of the State of Delaware

3.2
Second Amended and Restated Certificate of Designations, Preferences and Rights of Series B Preferred Stock of Crown Electrokinetics Corp., as filed with the Secretary of State of the State of Delaware

3.3	Amended and Restated Certificate of Designations, Preferences and Rights of Series C Preferred Stock of Crown Electrokinetics Corp., as filed with the Secretary of State of the State of Delaware
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 22, 2024

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer